                           STONE CONTAINER CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED JUNE 30, 1995
                                   (UNAUDITED)

      Set forth below is the unaudited Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 30, 1995. The unaudited Pro Forma Consolidated Statement of Operations includes the historical results of the Company and gives effect to the Company's change in equity ownership in Stone-Consolidated Corporation as a result of the Amalgamation, as defined in Item 2 of this document, of Stone-Consolidated Corporation with Rainy River Forest Products Inc. ("Rainy River") as if it had occurred as of January 1, 1995. The combination of Stone-Consolidated Corporation and Rainy River to form the amalgamated entity ("Amalco") was accounted for as the acquisition of Rainy River by Stone-Consolidated Corporation. Therefore, the purchase method of accounting was used by Stone-Consolidated Corporation to account for the business combination. Amalco will continue under the name of Stone-Consolidated Corporation. As a result of the Amalgamation, the Company's equity ownership in Stone-Consolidated Corporation was reduced from 74.6% to 46.7%. From the effective date of the Amalgamation, the Company will report Stone-Consolidated Corporation as a non-consolidated affiliate in accordance with the equity method of accounting. The unaudited Pro Forma Consolidated Statement of Operations reflect Stone-Consolidated Corporation as a 46.7% owned non-consolidated affiliate. The pro forma financial data does not purport to be indicative of the Company's results of operations that would actually have occurred had the Amalgamation been completed as of the beginning of the period presented, or to project the Company's results of operations at any future date or for any future period. The unaudited pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited pro forma financial data and accompanying notes should be read in conjunction with the historical financial information of the Company, including the notes thereto.

                                                               Historical                           Pro Forma
                                                               Six Months                          Six Months
                                                                    Ended                               Ended
                                                                 June 30,          Pro Forma         June 30,
(in millions, except per share data)                                 1995      Adjustments(1)            1995
                                                               ----------      --------------      ----------
Net sales. . . . . . . . . . . . . . . . . . . . . . . . . .   $  3,782.8         $   (491.7) (a)  $  3,291.1
Cost of products sold. . . . . . . . . . . . . . . . . . . .      2,671.6             (361.9) (a)     2,309.7
Selling, general and administrative expenses . . . . . . . .        304.2               (8.6) (a)       295.6
Depreciation and amortization. . . . . . . . . . . . . . . .        188.6              (33.1) (a)       155.5
Equity (income) loss from affiliates . . . . . . . . . . . .         (3.8)             (33.1) (b)       (36.9)
Other operating (income) expense--net. . . . . . . . . . . .           --                 --               --
Other (income) expense--net. . . . . . . . . . . . . . . . .        (18.5)               6.5  (a)       (12.0)
                                                               -----------        -----------      -----------

Income before interest expense, income taxes, minority
 interest and extraordinary losses . . . . . . . . . . . . .        640.7              (61.5)           579.2
Interest expense . . . . . . . . . . . . . . . . . . . . . .       (239.5)              17.4  (a)      (222.1)
                                                               -----------        -----------      -----------

Income before income taxes, minority interest and
 extraordinary losses. . . . . . . . . . . . . . . . . . . .        401.2              (44.1)           357.1
Provision for income taxes . . . . . . . . . . . . . . . . .       (160.5)              27.9  (a)      (132.6)
Minority interest. . . . . . . . . . . . . . . . . . . . . .        (12.9)              12.6  (a)         (.3)
                                                               -----------        -----------      -----------

Income before extraordinary losses . . . . . . . . . . . . .   $    227.8         $     (3.6)      $    224.2
                                                               -----------        -----------      -----------
                                                               -----------        -----------      -----------

Per share of common stock:
Income before extraordinary losses:
  Primary. . . . . . . . . . . . . . . . . . . . . . . . . .   $     2.46                          $     2.43
                                                               -----------                         -----------
                                                               -----------                         -----------
  Fully diluted. . . . . . . . . . . . . . . . . . . . . . .   $     1.97                          $     1.97
                                                               -----------                         -----------
                                                               -----------                         -----------

Weighted average common shares outstanding (in millions):
  Primary. . . . . . . . . . . . . . . . . . . . . . . . . .         90.8                                90.8
                                                               -----------                         -----------
                                                               -----------                         -----------
  Fully diluted. . . . . . . . . . . . . . . . . . . . . . .        118.4                               118.4
                                                               -----------                         -----------
                                                               -----------                         -----------

(1)   Basis of preparation:
      The unaudited Pro Forma Consolidated Statement of Operations has been prepared from and should be read in conjunction with the historical consolidated financial statements of the Company.

      Pro Forma adjustments:

      (a) To remove the historical results of operations of Stone-Consolidated Corporation and the minority interest share of such results of operations from the consolidated accounts.

      (b) To record the Company's 46.7% share of the equity earnings of Stone-Consolidated Corporation after giving effect to the Amalgamation of Stone-Consolidated Corporation with Rainy River. Prior to the Amalgamation, Stone-Consolidated Corporation was a 74.6% owned consolidated Canadian subsidiary.

      As a result of the conversion of certain Stone-Consolidated Corporation indebtedness associated with the Amalgamation, the Company will incur a nonrecurring loss of approximately $8.1 million, net of income taxes. This loss is not included in the unaudited Pro Forma Consolidated Statement of Operations.

                           STONE CONTAINER CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1995
                                   (UNAUDITED)

      Set forth below is the unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 1995. The unaudited Pro Forma Consolidated Balance Sheet includes the historical financial position of the Company and gives effect to the Company's change in its equity ownership in Stone-Consolidated Corporation as a result of the Amalgamation, as defined in
Item 2 of this document, of Stone-Consolidated Corporation with Rainy River Forest Products Inc. ("Rainy River") as if it had occurred as of June 30, 1995. The combination of Stone-Consolidated Corporation and Rainy River to form the amalgamated entity ("Amalco") was accounted for as the acquisition of Rainy River by Stone Consolidated Corporation. Therefore, the purchase method of accounting was used by Stone-Consolidated Corporation to account for the business combination. Amalco will continue under the name of Stone-Consolidated Corporation. As a result of the Amalgamation, the Company's equity ownership in Stone-Consolidated Corporation was reduced from 74.6% to 46.7%. From the effective date of the Amalgamation, the Company will report Stone-Consolidated Corporation as a non-consolidated affiliate in accordance with the equity method of accounting. The unaudited Pro Forma Consolidated Balance Sheet reflects Stone-Consolidated Corporation as a 46.7% owned non-consolidated affiliate. The pro forma financial data does not purport to be indicative of the Company's financial position that would actually have resulted had the Amalgamation been completed as of June 30, 1995, or to project the Company's financial position at any future date or for any future period. The unaudited pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited pro forma financial data and accompanying notes should be read in conjunction with the historical financial information of the Company, including the notes thereto.

                                                                      Historical                          Pro Forma
                                                                        June 30,        Pro Forma          June 30,
(in millions)                                                               1995    Adjustments(1)             1995
                                                                      ----------    --------------       ----------
ASSETS
Current assets:
Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . .   $    45.9     $       (45.9) (a)   $      --
Accounts and notes receivable (net of allowance). . . . . . . . . .     1,011.0            (152.0) (a)       859.0
Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . .       744.5             (81.6) (a)       662.9
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       221.4             (24.9) (a)       196.5
                                                                      ----------    --------------       ----------
    Total current assets. . . . . . . . . . . . . . . . . . . . . .     2,022.8            (304.4)         1,718.4
Property, plant and equipment . . . . . . . . . . . . . . . . . . .     5,751.2          (1,125.0) (a)     4,626.2
Accumulated depreciation and amortization . . . . . . . . . . . . .    (2,295.6)            305.8  (a)    (1,989.8)
                                                                      ----------    --------------       ----------
    Property, plant and equipment--net. . . . . . . . . . . . . . .     3,455.6            (819.2)         2,636.4
Timberlands . . . . . . . . . . . . . . . . . . . . . . . . . . . .        77.5             (18.6) (a)        58.9
Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       869.3            (330.4) (a)       538.9
Investment in non-consolidated affiliates . . . . . . . . . . . . .       369.8             688.3  (b)     1,058.1
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       506.5             (79.6) (a)       426.9
                                                                      ----------    --------------       ----------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 7,301.5     $      (863.9)       $ 6,437.6
                                                                      ----------    --------------       ----------
                                                                      ----------    --------------       ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . .   $   413.8     $       (71.1) (a)   $   342.7
Current maturities of senior and subordinated long-term debt. . . .        26.5                --             26.5
Notes payable and current maturities of non-recourse debt of
 consolidated affiliates. . . . . . . . . . . . . . . . . . . . . .        21.6                --             21.6
Income taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .        24.9              (1.1) (a)        23.8
Accrued and other current liabilities . . . . . . . . . . . . . . .       328.2             (36.5) (a)       291.7
                                                                      ----------    --------------       ----------
    Total current liabilities . . . . . . . . . . . . . . . . . . .       815.0            (108.7)           706.3
Senior long-term debt . . . . . . . . . . . . . . . . . . . . . . .     2,740.8                --          2,740.8
Subordinated debt . . . . . . . . . . . . . . . . . . . . . . . . .     1,098.8                --          1,098.8
Non-recourse debt of consolidated affiliates. . . . . . . . . . . .       660.6            (393.2) (a)       267.4
Other long-term liabilities . . . . . . . . . . . . . . . . . . . .       308.6             (19.5) (a)       289.1
Deferred taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .       496.4             (72.6) (a)       423.8
Minority interest . . . . . . . . . . . . . . . . . . . . . . . . .       238.8            (237.6) (a)         1.2
Commitments and contingencies . . . . . . . . . . . . . . . . . . .

Stockholders' equity:
  Series E preferred stock. . . . . . . . . . . . . . . . . . . . .       115.0                --            115.0
  Common stock (90.6 shares outstanding). . . . . . . . . . . . . .       850.0             (24.2) (c)       825.8
  Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .       128.4              (8.1) (d)       120.3
  Foreign currency translation adjustment . . . . . . . . . . . . .      (147.9)               --           (147.9)
  Unamortized expense of restricted stock plan. . . . . . . . . . .        (3.0)               --             (3.0)
                                                                      ----------    --------------       ----------
    Total stockholders' equity. . . . . . . . . . . . . . . . . . .       942.5             (32.3)           910.2
                                                                      ----------    --------------       ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY. . . . . . . . . . . . .   $ 7,301.5     $      (863.9)       $ 6,437.6
                                                                      ----------    --------------       ----------
                                                                      ----------    --------------       ----------

(1)   Basis of preparation:
      The unaudited Pro Forma Consolidated Balance Sheet has been prepared from and should be read in conjunction with the historical consolidated financial statements of the Company.

      Pro Forma adjustments:

      (a) To remove the historical financial position of Stone-Consolidated Corporation from the consolidated accounts and eliminate the minority interest shareholders' interest in Stone-Consolidated Corporation.

      (b) To record the Company's 46.7% investment in Stone-Consolidated Corporation after giving effect to the Amalgamation.

      (c) To record a nonrecurring charge of approximately $24.2 million to common stock to reflect the difference between the Company's investment in Stone-Consolidated Corporation prior to the Amalgamation and its 46.7% share of Stone-Consolidated Corporation after giving effect to the Amalgamation. Prior to the Amalgamation, Stone-Consolidated was a 74.6% owned consolidated Canadian subsidiary.

      (d) To record a nonrecurring loss to retained earnings of approximately $8.1 million, net of income taxes, as a result of the conversion of certain Stone-Consoldiated Corporation indebtedness associated with the Amalgamation.

                           STONE CONTAINER CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994
                                   (UNAUDITED)

      Set forth below is the unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 1994. The unaudited Pro Forma Consolidated Statement of Operations includes the historical results of the Company and gives effect to the Company's change in equity ownership in Stone-Consolidated Corporation as a result of the Amalgamation, as defined in Item 2 of this document, of Stone-Consolidated Corporation with Rainy River Forest Products Inc. ("Rainy River") as if it had occurred as of January 1, 1994. The combination of Stone-Consolidated Corporation and Rainy River to form the amalgamated entity ("Amalco") was accounted for as the acquisition of Rainy River by Stone-Consolidated Corporation. Therefore, the purchase method of accounting was used by Stone-Consolidated Corporation to account for the business combination. Amalco will continue under the name of Stone-Consolidated Corporation. As a result of the Amalgamation, the Company's equity ownership in Stone-Consolidated Corporation was reduced from 74.6% to 46.7%. From the effective date of the Amalgamation, the Company will report Stone-Consolidated Corporation as a non-consolidated affiliate in accordance with the equity method of accounting. The unaudited Pro Forma Consolidated Statement of Operations reflects Stone-Consolidated Corporation as a 46.7% owned non-consolidated affiliate. The pro forma financial data does not purport to be indicative of the Company's results of operations that would actually have occurred had the Amalgamation been completed as of the beginning of the period presented, or to project the Company's results of operations at any future date or for any future period. The unaudited pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited pro forma financial data and accompanying notes should be read in conjunction with the historical financial information of the Company, including the notes thereto.

                                                                         Historical                         Pro Forma
                                                                         Year Ended                        Year Ended
                                                                       December 31,        Pro Forma     December 31,
(in millions, except per share data)                                           1994    Adjustments(1)            1994
                                                                       ------------    -------------     ------------
Net sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   5,748.7     $     (854.1) (a) $   4,894.6
Cost of products sold. . . . . . . . . . . . . . . . . . . . . . . .       4,564.3           (739.5) (a)     3,824.8
Selling, general and administrative expenses . . . . . . . . . . . .         568.2            (18.2) (a)       550.0
Depreciation and amortization. . . . . . . . . . . . . . . . . . . .         358.9            (68.5) (a)       290.4
Equity loss from affiliates. . . . . . . . . . . . . . . . . . . . .           7.7             23.6  (b)        31.3
Other operating income--net. . . . . . . . . . . . . . . . . . . . .         (34.4)              --            (34.4)
Other income--net. . . . . . . . . . . . . . . . . . . . . . . . . .          (8.9)            (1.7) (a)       (10.6)
                                                                       ------------    -------------     ------------

Income before interest expense, income taxes, minority interest, extraordinary losses and cumulative effects of
 accounting changes. . . . . . . . . . . . . . . . . . . . . . . . .         292.9            (49.8)           243.1
Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . .        (456.0)            39.9  (a)      (416.1)
                                                                       ------------    -------------     ------------

Loss before income taxes, minority interest, extraordinary
 losses and cumulative effects of accounting changes . . . . . . . .        (163.1)            (9.9)          (173.0)
Credit for income taxes. . . . . . . . . . . . . . . . . . . . . . .          35.5              (.6) (a)        34.9
Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . .          (1.2)            (3.4) (a)        (4.6)
                                                                       ------------    -------------     ------------

Loss before extraordinary losses and cumulative effects
 of accounting changes . . . . . . . . . . . . . . . . . . . . . . .   $    (128.8)    $      (13.9)     $    (142.7)
                                                                       ------------    -------------     ------------
                                                                       ------------    -------------     ------------

Per share of common stock:
Loss before extraordinary losses and cumulative effects
 of accounting changes . . . . . . . . . . . . . . . . . . . . . . .   $     (1.60)                      $     (1.76)
                                                                       ------------                      ------------
                                                                       ------------                      ------------

Weighted average common shares outstanding (in millions) . . . . . .          88.2                              88.2
                                                                       ------------                      ------------
                                                                       ------------                      ------------

(1)   Basis of preparation:
      The unaudited Pro Forma Consolidated Statement of Operations has been prepared from and should be read in conjunction with the historical consolidated financial statements of the Company.

      Pro Forma adjustments:

      (a) To remove the historical results of operations of Stone-Consolidated Corporation and the minority interest share of such results of operations from the consolidated accounts.

      (b) To record the Company's 46.7% share of the equity loss of Stone-Consolidated Corporation after giving effect to the Amalgamation of Stone-Consolidated Corporation with Rainy River. Prior to the Amalgamation, Stone-Consolidated was a 74.6% owned consolidated Canadian subsidiary.

      As a result of the conversion of certain Stone-Consolidated Corporation indebtedness associated with the Amalgamation, the Company will incur a nonrecurring loss of approximately $8.1 million, net of income taxes. This loss is not included in the unaudited Pro Forma Consolidated Statement of Operations.